Exhibit 99.2
Unaudited Pro Forma Financial Information

Albany International Corp.
Unaudited Pro Forma Consolidated Statements of Income and Retained Earnings
For the years ended December 31,
(in thousands, except per share amounts)

	Historical	Pro Forma	Actual	Historical	Pro Forma	Actual	Historical	Pro Forma	Actual
	2011	Adjustments	2011	2010	Adjustments	2010	2009	Adjustments	2009
Statements of Income

Net sales	$998,839	($184,143)	$814,696	$914,356	($148,587)	$765,769	$871,045	($133,424)	$737,621
Cost of goods sold	605,335	(119,600)	485,735	569,100	(98,094)	471,006	576,745	(92,410)	484,335
Gross profit	393,504	(64,543)	328,961	345,256	(50,493)	294,763	294,300	(41,014)	253,286
Selling and general expenses	224,081	(44,277)	179,804	203,159	(37,631)	165,528	205,089	(36,380)	168,709
Technical, product engineering, and research expenses	59,875	(3,108)	56,767	57,163	(2,960)	54,203	54,964	(2,435)	52,529
Restructuring and other	9,907	(590)	9,317	3,750	(3)	3,747	72,445	(4,271)	68,174
Operating income/(loss)	99,641	(16,568)	83,073	81,184	(9,899)	71,285	(38,198)	2,072	(36,126)
Interest income	(2,027)	—	(2,027)	(1,165)	—	(1,165)	(741)	—	(741)
Interest expense	20,148	0	20,148	18,405	(0)	18,405	21,368	(0)	21,368
Other expense/(income), net	3,172	(452)	2,720	(514)	(370)	(884)	(49,871)	171	(49,700)
Income/(loss) before income taxes	78,348	(16,115)	62,232	64,458	(9,529)	54,929	(8,954)	1,901	(7,053)
			—			—			—
Income tax expense	43,011	(7,232)	35,779	26,882	(3,337)	23,545	14,376	64	14,440
Income/(loss) before equity in earnings of associated companies	35,337	(8,884)	26,453	37,576	(6,192)	31,384	(23,330)	1,837	(21,493)
Equity in (losses)/earnings of associated companies	(399)	(480)	(879)	60	(31)	29	(128)	(160)	(288)
Income/(loss) from continuing operations	34,938	(9,364)	25,574	37,636	(6,223)	31,413	(23,458)	1,677	(21,781)

Income/(loss) from discontinued operations	—	16,596	16,596	—	9,560	9,560	—	(1,741)	(1,741)
Loss on sale of discontinued business	—	—	—	—	—	—	(10,000)	—	(10,000)
Income tax expense/(benefit)	—	7,232	7,232	—	3,337	3,337	—	(64)	(64)
Income/(loss) from discontinued operations	—	9,364	9,364	—	6,223	6,223	(10,000)	(1,677)	(11,677)
			—
Net income/(loss)	$34,938	$0	$34,938	$37,636	$0	$37,636	($33,458)	$0	($33,458)

Earnings per share - Basic
Income/(loss) from continuing operations	$1.12	($0.30)	$0.82	$1.21	($0.20)	$1.01	($0.76)	$0.05	($0.71)
Discontinued operations	—	0.30	0.30	—	0.20	0.20	(0.33)	(0.05)	(0.38)
Net income	$1.12	$0.00	$1.12	$1.21	$0.00	$1.21	($1.09)	$0.00	($1.09)

Earnings per share - Diluted
Income/(loss) from continuing operations	$1.11	($0.30)	$0.81	$1.21	($0.20)	$1.01	($0.76)	$0.05	($0.71)
Discontinued operations	—	0.30	0.30	—	0.20	0.20	(0.33)	(0.05)	(0.38)
Net income	$1.11	$0.00	$1.11	$1.21	$0.00	$1.21	($1.09)	$0.00	($1.09)

Albany International Corp.
Unaudited Pro Forma Consolidated Balance Sheets
As of December 31,
(in thousands, except share data)

	Historical	Pro Forma	Actual	Historical	Pro Forma	Actual
	2011	Adjustments	2011	2010	Adjustments	2010

Assets
Current assets:
Cash and cash equivalents	$132,454	($13,545)	$118,909	$122,301	($4,376)	$117,925

Accounts receivable, less allowance for doubtful accounts	183,969	(35,120)	148,849	176,716	(28,202)	148,514
Inventories	146,310	(12,661)	133,649	156,171	(12,614)	143,557
Income taxes receivable and deferred	30,094	(84)	30,010	39,721	(141)	39,580
Prepaid expenses and other current assets	14,106	(697)	13,409	11,883	(249)	11,634
Current assets of discontinued operations	—	62,107	62,107	—	45,582	45,582
Total current assets	506,934	—	506,934	506,792	—	506,792

Property, plant and equipment, at cost, net	445,860	(6,344)	439,516	488,121	(6,169)	481,952
Investments in associated companies	2,828	(1,949)	879	2,926	(2,068)	858
Intangibles	2,634	(1,555)	1,079	4,182	(2,604)	1,578
Goodwill	113,141	(37,672)	75,469	115,616	(38,420)	77,196
Deferred taxes	136,385	(1,741)	134,644	141,701	(1,746)	139,955
Other assets	23,147	(642)	22,504	18,955	(852)	18,103
Noncurrent assets of discontinued operations	—	49,904	49,904	—	51,859	51,859
Total assets	$1,230,929	$0	$1,230,929	$1,278,293	$0	$1,278,293

Liabilities
Current liabilities:
Notes and loans payable	$424	$0	$424	$1,587	$0	$1,587
Accounts payable	41,963	(8,300)	33,663	44,294	(8,492)	35,802
Accrued liabilities	116,532	(10,883)	105,649	110,292	(10,628)	99,664
Current maturities of long-term debt	1,263	—	1,263	12	—	12
Income taxes payable and deferred	10,529	(1,763)	8,766	9,670	(382)	9,288
Current liabilities of discontinued operations	—	20,946	20,946	—	19,503	19,503
Total current liabilities	170,711	—	170,711	165,855	—	165,855

Long-term debt	373,125	—	373,125	423,647	(13)	423,634
Other noncurrent liabilities	195,712	(10,064)	185,648	190,493	(8,724)	181,769
Deferred taxes and other credits	75,530	(4,001)	71,529	72,038	(3,448)	68,590
Noncurrent liabilities of discontinued operations	—	14,065	14,065	—	12,185	12,185
Total liabilities	815,078	—	815,078	852,033	—	852,033

Commitments and Contingencies	—	—	—	—	—	—

Shareholders' Equity
Preferred stock, par value $5.00 per share; authorized 2,000,000 shares; none issued	—	—	—	—	—	—
Class A Common Stock, par value $.001 per share; authorized 100,000,000 shares; issued 36,540,842 in 2011 and	—	—	—	—	—	—
36,442,209 in 2010	37	—	37	36	—	36
Class B Common Stock, par value $.001 per share; authorized 25,000,000 shares; issued and outstanding 3,236,098	—	—	—	—	—	—
in 2011 and 2010	3	—	3	3	—	3
Additional paid-in capital	391,495	—	391,495	387,876	—	387,876
Retained earnings	422,044	—	422,044	403,048	—	403,048
Accumulated items of other comprehensive income:	—	—	—	—	—	—
Translation adjustments	(19,111)	—	(19,111)	(6,041)	—	(6,041)
Pension and postretirement liability adjustments	(118,104)	—	(118,104)	(100,355)	—	(100,355)
Derivative valuation adjustment	(2,594)	—	(2,594)	(276)	—	(276)
Treasury stock (Class A), at cost; 8,479,487 shares	—	—	—	—	—	—
in 2011 and 8,484,528 in 2010	(257,920)	—	(257,920)	(258,031)	—	(258,031)
Total shareholders' equity	415,851	—	415,851	426,260	—	426,260
Total liabilities and shareholders' equity	$1,230,929	$0	$1,230,929	$1,278,293	$0	$1,278,293